UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The email below was sent to certain employees of E. I. du Pont de Nemours and Company (“DuPont”) on April 16, 2015:

An all-employee message from Ellen Kullman, Chair and CEO of DuPont.

Dear Colleagues,

Over the last several weeks, I have been personally energized by the conversations I have been having with shareholders, customers and colleagues about the next generation DuPont.  Every day we see the positive impact of our strategy—in the feedback we get from customers, in the successes coming from our powerful innovation engine, and, importantly, in the results of our ongoing business, which is already delivering higher, more stable growth.

One of the most challenging things about change is that we feel the effort every step of the way, but it often takes perspective to see the progress. That is the focus of the shareholder letter [hyperlink] we issued today.  It reviews one of the leading indicators of our progress—the momentum of our ongoing, post-spin business—and it defines the significant market opportunities we are capturing through our work across three areas of strategic focus.  I encourage you to review the letter, as well as the shareholder presentation [hyperlink] we issued on April 6 for more detail on the performance metrics that define the momentum to date and the growth strategies that will drive the next great era of innovation and revenue expansion at DuPont.

As leaders in every one of our markets, we are uniquely well equipped to drive continued growth as we offer our customers the sustainable, creative solutions they demand.  Our progress will continue to be driven by our powerful innovation platform, expanding our global reach and ongoing improvements in productivity.  Streamlined, agile and responsive to customers—all of these characteristics require cost discipline and constant attention to the size and structure of our organization.  As we scale the organization for the next generation DuPont, I also want to take the opportunity to remind us all that the discipline we are applying now is preparation for the next step-change in our growth and value.

Those of you who are shareholders will receive today’s letter by mail, along with a WHITE proxy card. Please support our Board of Directors by voting the WHITE proxy card FOR all of DuPont’s director nominees. You must actively vote your shares using the WHITE proxy card, in order to have your shares represented at the Annual Meeting. Simply discard any “gold” proxy card that you may receive from Trian. Returning a “gold” proxy card—even if you “withhold” on Trian’s nominees—will revoke any vote you had previously submitted on DuPont’s WHITE proxy card.

If you have any questions at all about the voting process, please contact the firm assisting us on this matter: Innisfree M&A Incorporated at (877) 750-9501 (toll free) or (412) 232-3651.

Every one of you has played a role in our progress to date—and will be critical to our continued success. On behalf of the entire Board and management team, I want to thank you for all that you have done—and all that we will do together—to deliver the next great era of DuPont.

Ellen

Forward Looking Statements

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning.  All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.